Subsequent events (Tables)	9 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Disclosure of Long Lived Assets Held-for-sale	Assets Held for Sale
Assets held for sale at September 30, 2020 and December 31, 2019 were $17.5 million and $77.5 million, respectively.
During the third quarter of 2020, the Company’s Board of Directors made the decision to sell a Kamsarmax vessel and it was classified as held for sale at September 30, 2020.

During 2019, the Company’s Board of Directors made the decision to sell four Ultramax vessels and as such these vessels were classified as held for sale at December 31, 2019. These four vessels accounted for the entire $77.5 million balance at December 31, 2019. During the second quarter of 2020, the Company’s Board of Directors resolved to retain in the Company’s fleet these four vessels and the vessels were transferred from held for sale to held for use at current fair market value with no gain or loss recognized in the period.